SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  May 13, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:           Other Events

     On May 13, 2002 the Registrant  issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by the Registrant of the election of the Board of Directors of the Registrant at TIMET's Annual Meeting of Stockholders on May 7, 2002.


Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.      Exhibit List
           ---------     -------------------------------------------------------

           99.1         Press Release dated May 13, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)


                                     By: /s/ Joan H. Prusse
                                         -------------------------------
                                         Joan H. Prusse
                                         Vice President, Deputy General Counsel
                                           and Secretary


Date: May 13, 2002

                                                                   EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                              Contact:

Titanium Metals Corporation                        Mark A. Wallace
1999 Broadway, Suite 4300                          Executive Vice President &
Denver, Colorado 80202                               Chief Financial Officer
                                                   (303) 296-5600


               TIMET ANNUAL SHAREHOLDERS' MEETING ELECTION RESULTS

     DENVER, COLORADO . . . May 13, 2002 . . . Titanium Metals Corporation ("TIMET") (NYSE: TIE) held its Annual Shareholders' Meeting on May 7, 2002, at which meeting TIMET's Board of Directors was elected. Five incumbent Board Members were re-elected and one new Board Member was elected, each to serve until the next Annual Shareholders' Meeting. The Board of Directors is comprised of J. Landis Martin, who also serves as President and Chief Executive Officer of TIMET, Norman. N. Green (newly elected), Dr. Albert W. Niemi, Jr., Glenn R. Simmons, Gen. Thomas P. Stafford and Steven L. Watson.

     Titanium Metals Corporation, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the world wide web at http://www.timet.com/.

                                     o o o o